1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT DISTRICT OF ARIZONA Samhita Gera, derivatively on behalf of Opendoor Technologies Inc. (f/k/a Social Capital Hedosophia Holdings Corp. II), Plaintiff, v. Chamath Palihapitiya, Steven Trieu, Ian Osborne, David Spillane, Adam Bain, Eric Wu, Carrie Wheeler, Cipora Herman, Pueo Keffer, Glen Solomon, Jason Kilar, Jonathan Jaffe, John Rice, and SCH Sponsor II LLC, Defendants and Opendoor Technologies Inc. (f/k/a Social Capital Hedosophia Holdings Corp. II) Nominal Defendant. Case No. 2:23-cv-02164-MTL NOTICE TO CURRENT OPENDOOR STOCKHOLDERS OF PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF DERIVATIVE ACTIONS TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE OPENDOOR TECHNOLOGIES INC. COMMON STOCK (TICKER SYMBOL: OPEN) AS OF JUNE 27, 2025. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE ACTIONS, OPENDOOR TECHNOLOGIES INC. (“OPENDOOR” OR THE “COMPANY”) STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. Exhibit 99.2

2 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE SETTLING PARTIES. IF YOU HOLD OPENDOOR COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation of Settlement, dated June 27, 2025 (the “Stipulation”). The purpose of this Notice is to inform you of: • the existence of the above-captioned derivative action captioned Gera v. Palihapitiya et al., No. 2:23-cv-02164-MTL (the “Gera Action”), pending in the United States District Court for the District of Arizona (the “Court”); • the existence of derivative actions pending in the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware captioned: In re Opendoor Techs. Stockholder Derivative Litigation, C.A. No. 2023-0642- PAF (Del. Ch.) (the “Delaware Chancery Action”), Juul v. Wu et al., No. 1:23-cv-00705- MN (D. Del.) (the “Juul Action”), and Woods, et al. v. Bain et al., No. 1:23-cv-01158-MN (D. Del.) (the “Woods Action”), respectively (collectively, with the Gera Action, the “Derivative Actions”); • the proposed settlement between Plaintiffs1 and Defendants reached in the Derivative Actions (the “Settlement”); • the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Gera Action and Released Claims with prejudice; • The amount of fees and expenses to be paid to Plaintiffs’ Counsel by Defendants’ insurers; and • Plaintiffs’ and Ingrao’s monetary service awards. 1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation. The Settlement also resolves all matters raised in litigation demands made to Opendoor’s board of directors.

3 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement. Summary On June 27, 2025, Opendoor, in its capacity as a nominal defendant, entered into the Stipulation to resolve the Derivative Actions. The Derivative Actions were filed on behalf of Opendoor in this Court, the Delaware Court of Chancery, and the U.S. District Court for the District of Delaware against certain current and former directors and officers of the Company, SCH Sponsor II LLC (“Sponsor”), and against the Company as a nominal defendant. The Stipulation and the settlement contemplated therein (the “Settlement”), subject to the approval of the Court, are intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, dismiss, and settle the Released Claims and to result in the complete dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires the Company to adopt certain corporate governance reforms and procedures, as outlined in Exhibit A to the Stipulation. In light of the substantial benefits conferred upon Opendoor by Plaintiffs’ Counsel’s efforts, the Company and Plaintiffs’ Counsel have participated in negotiations regarding the attorneys’ fee and expenses to be paid by Defendants’ insurers to Plaintiffs’ Counsel, and have agreed that Defendants’ insurers shall pay to Plaintiffs’ Counsel $1.95 million in attorneys’ fees and expenses, subject to Court approval. Plaintiffs’ Counsel shall also apply to the Court for service awards to be paid to each of the Plaintiffs and Ingrao in the amount of two thousand five hundred dollars ($2,500.00) each (the “Service Awards”), to be paid out of any attorneys’ fees and expense award. This Notice does not describe all of the details of the Stipulation. For full details of the matters discussed herein, please see the full Stipulation and its exhibits posted on the Company’s website, https://investor.opendoor.com/ir-resources/shareholder-derivative- settlement-information, contact Plaintiff Gera’s counsel at the address listed below, or inspect the full Stipulation and its exhibits filed with the Clerk of the Court. What are the Lawsuits About? The Derivative Actions are respectively brought on behalf of nominal defendant Opendoor and allege, among other things, that the Individual Defendants breached their fiduciary duties to the Company by inter alia: allegedly issuing and/or causing the Company to issue materially false or misleading statements leading up to and after a business combination between Social Capital Hedosophia Holdings Corp. II and Opendoor Labs Inc. Plaintiffs allege that the Individual Defendants did not disclose certain material information

4 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 relating to Opendoor’s algorithms and financial prospects, the value of the Opendoor’s legacy business, and certain alleged conflicts of interest. Certain of the Derivative Actions, including the Gera Action, also allege that the Individual Defendants and Sponsor are liable to the Company under the Securities Exchange Act of 1934, including pursuant to Section 10(b) and 14(a) of the Securities Exchange Act of 1934, by allegedly making and/or causing the Company to make misrepresentations in the Company’s proxy statement filed on DEFM14A with the United States Securities and Exchange Commission (the “SEC”) on November 30, 2020, in other filings with the SEC, and in other public statements regarding the foregoing. Why is there a Settlement of the Derivative Actions? No court has decided in favor of Plaintiffs or Defendants in the Derivative Actions. Instead, the Settling Parties have agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Company has determined that the corporate governance reforms and procedures that the Company will adopt as part of the Settlement provide substantial benefits to Opendoor and its stockholders. Defendants have denied and continue to deny each and every claim and contention alleged by the Plaintiffs in the Derivative Actions and any allegation of wrongdoing or liability arising out of, based on, or relating in any way to the events, conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative Actions. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any merit, fault, liability, wrongdoing, or damage whatsoever, because they have concluded that it is desirable for the Derivative Actions to be fully and finally settled in this matter upon the terms and conditions set forth in the Stipulation. The Settlement Hearing, and Your Right to Object to the Settlement On September 11, 2025, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for notice of the Settlement to be made to Current Opendoor Stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on November 25, 2025 at 10:00a.m. before the Honorable Michael T. Liburdi, United States District Court for the District of Arizona, Sandra Day O’Connor U.S. Courthouse, 401 W. Washington Street, Suite 524, Phoenix, AZ 85003 to, among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Gera Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) [determine whether the Court should approve the Fee and Expense Amount agreed upon by the Settling Parties]; (v) determine whether the Court should approve the Service Awards, to be paid out of any attorneys’ fees and expense award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

5 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or by videoconference without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of Opendoor, https://investor.opendoor.com/ir-resources/shareholder-derivative- settlement-information, for any change in date, time or format of the Settlement Hearing. Any Current Opendoor Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the attorneys’ fees and expense request by Plaintiffs’ Counsel, may file with the Court a written objection. An objector must at least twenty-one (21) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection; (b) proof of ownership of Opendoor common stock as of June 27, 2025 and through the date of the filing of any such objection, including the number of shares of Opendoor common stock held and the date of purchase or acquisition; (c) any and all documentation or evidence in support of such objection; (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; and (2) if intending to appear and requesting to be heard at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown. IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN NOVEMBER 4, 2025. The Clerk’s address is: Clerk of the Court U.S. DISTRICT COURT, DISTRICT OF ARIZONA 401 W. Washington St., Suite 130, SPC 1 Phoenix, AZ 85003 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN NOVEMBER 4, 2025. Counsel’s addresses are:

6 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Counsel for Plaintiff Gera: Timothy Brown THE BROWN LAW FIRM, P.C. 767 Third Avenue, Suite 2501 New York, NY 10017 Counsel for Defendants: Lyle Roberts ALLEN OVERY SHEARMAN STERLING US LLP 1101 New York Avenue, N.W. Washington, DC 20005 An objector may file an objection on his, her, or its own or through an attorney hired at his, her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection, the attorney must serve (either by hand delivery or by first class mail) a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) calendar days before the Settlement Hearing. Any Current Opendoor Stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court. If you are a Current Opendoor Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to the settlement of the Derivative Actions, and from pursuing any of the Released Claims. CURRENT OPENDOOR STOCKHOLDERS AS OF JUNE 27, 2025 WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. Interim Stay and Injunction Pending the Effective Date, all proceedings in the Derivative Actions shall be stayed or remain stayed (if already stayed) except as otherwise provided herein. Plaintiffs and Current Opendoor Stockholders shall not initiate any other proceedings relating to the subject matter of the Derivative Actions other than those proceedings incident to the

7 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Settlement itself. Scope of the Notice This Notice provides an overview of the Derivative Actions, the complaints, the terms of the Settlement, and the Settlement Hearing. For a more detailed statement of the matters involved in the Derivative Actions, reference is made to the Stipulation and its exhibits, copies of which may be reviewed and downloaded at the website of Opendoor, https://investor.opendoor.com/ir-resources/shareholder-derivative-settlement-information. * * * You may obtain further information by contacting Plaintiff’s Counsel at: Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY, 10017, Telephone: (516) 922-5427, E-mail: tbrown@thebrownlawfirm.net. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE.